SL GREEN REALTY CORP.

SECOND QUARTER 2022 SUPPLEMENTAL DATA

June 30, 2022

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of June 30, 2022, the Company held interests in 64 buildings totaling 34.4 million square feet. This included ownership interests in 26.3 million square feet in Manhattan buildings and 7.2 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended June 30, 2022 that will be included on Form 10-Q to be filed on or before August 9, 2022.

Supplemental Information	2	Second Quarter 2022

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	17

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	24

Lease Liability Schedule	25

Debt and Preferred Equity Investments	26	-	28

Selected Property Data
Property Portfolio	29	-	33
Largest Tenants	34
Tenant Diversification	35
Leasing Activity	36	-	37
Lease Expirations	38	-	40

Summary of Real Estate Acquisition/Disposition Activity	41	-	45

Non-GAAP Disclosures and Reconciliations	46

Analyst Coverage	49

Executive Management	50

Supplemental Information	3	Second Quarter 2022

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting a property that has been acquired, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting a property that has been acquired that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Second Quarter 2022

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2022 are as follows:

Added to Same-Store in 2022:	Removed from Same-Store in 2022:
85 Fifth Avenue	1080 Amsterdam Avenue (disposed)
Stonehenge Portfolio (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Square Feet - Represents the rentable square footage at the time the property was acquired.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Second Quarter 2022

SECOND QUARTER 2022 HIGHLIGHTS Unaudited

NEW YORK, July 20, 2022 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported a net loss attributable to common stockholders for the quarter ended June 30, 2022 of $43.9 million, or $0.70 per share, as compared to net income of $105.3 million, or $1.56 per share, for the same quarter in 2021. Net loss attributable to common stockholders for the second quarter of 2022 included $70.7 million, or $1.02 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments, as compared to $108.0 million, or $1.51 per share, of net gains from the sale of real estate interests and non-cash fair value adjustments for the same period in 2021.
The Company also reported net loss attributable to common stockholders for the six months ended June 30, 2022 of $36.1 million, or $0.58 per share, as compared to net income of $97.9 million, or $1.44 per share, for the same period in 2021. Net loss attributable to common stockholders for the six months ended June 30, 2022 included $71.7 million, or $1.03 per share, of net losses recognized from the sale of real estate interests and non-cash fair value adjustments. Net income for the six months ended June 30, 2021 included $88.4 million, or $1.23 per share, of net gains recognized from the sale of real estate interests and non-cash fair value adjustments.
The Company reported FFO for the quarter ended June 30, 2022 of $128.8 million, or $1.87 per share, net of a $6.2 million, or $0.09 per share, fair value adjustment for marketable securities, as compared to FFO for the same period in 2021 of $117.7 million, or $1.60 per share. FFO for the second quarter of 2022 included $4.7 million, or $0.07 per share, of fee income related to the acquisition of 450 Park Avenue and $5.0 million, or $0.07 per share, of income related to the resolution of the Company's investment in 1591-1597 Broadway.
The Company also reported FFO for the six months ended June 30, 2022 of $244.5 million, or $3.52 per share, net of a $6.2 million, or $0.09 per share, fair value adjustment for marketable securities, as compared to FFO for the same period in 2021 of $246.0 million, or $3.33 per share. FFO for the six months ended June 30, 2022 included $4.7 million, or $0.07 per share, of fee income related to the acquisition of 450 Park Avenue and $5.0 million, or $0.07 per share, of income related to the resolution of the Company's investment in 1591-1597 Broadway.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 9.2% for the second quarter of 2022, or 6.7% excluding lease termination income, as compared to the same period in 2021.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 10.6% for the six months ended June 30, 2022, or 7.8% excluding lease termination income, as compared to the same period in 2021.
During the second quarter of 2022, the Company signed 39 office leases in its Manhattan office portfolio totaling 188,822 square feet. The average lease term on the Manhattan office leases signed in the second quarter of 2022 was 6.0 years and average tenant concessions were 4.6 months of free rent with a tenant improvement allowance of $43.16 per rentable square foot, excluding leases signed at One Vanderbilt Avenue. Twenty-three leases comprising 125,240 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $82.22 per rentable square foot, representing a 3.2% decrease over the previous fully escalated rents on the same office spaces.
During the first six months of 2022, the Company signed 76 office leases in its Manhattan office portfolio totaling 1,009,811 square feet. The average lease term on the Manhattan office leases signed in the first six months of 2022 was 8.8 years and average tenant concessions were 10.0 months of free rent with a tenant improvement allowance of $90.25 per rentable square foot, excluding leases signed at One Vanderbilt Avenue and One Madison Avenue. Forty-six leases comprising 525,850 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $69.94 per rentable square foot, representing a 12.1% decrease over the previous fully escalated rents on the same office spaces. Excluding one lease covering 236,026 square feet at 100 Park Avenue, the replacement leases had average starting rents representing a 0.2% decrease over the previous fully escalated rents.
Occupancy in the Company's Manhattan same-store office portfolio was 92.0% as of June 30, 2022, inclusive of 163,001 square feet of leases signed but not yet commenced, as compared to 92.7% at the end of the previous quarter.
Significant leases signed in the second quarter include:
•Early renewal with Berkeley Research Group for 34,640 square feet at 810 Seventh Avenue;
•Early renewal with Permanent Mission to the Republic of Poland to the United Nations for 17,890 square feet at 750 Third Avenue;
•New lease with Grassi & Co., Certified Public Accountants P.C. for 11,779 square feet at 750 Third Avenue;
•Two new leases totaling 16,793 square feet at 10 East 53rd Street; and
•Two new leases totaling 8,471 square feet at One Vanderbilt Avenue.
Investment Activity
To date in 2022, the Company has repurchased 2.0 million shares of its common stock and redeemed 0.2 million units of its Operating Partnership, or OP units, bringing total repurchases and redemptions to 38.1 million shares of common stock and 2.0 million OP units under the previously announced $3.5 billion share repurchase program. The Company did not repurchase any shares of common stock during the second quarter of 2022.
In June, the Company closed on the previously announced acquisition of 450 Park Avenue for $445.0 million in a newly formed joint venture with institutional investors from South Korea and Israel. SL Green retained a 25.1% interest in the property. The partnership financed the acquisition with a $267.0 million senior mortgage financing, which has a term of up to 5 years, and bears interest at a floating rate of 2.10% over Term SOFR. The 337,000 SF 33-story building is located at the corner of 57th Street and Park Avenue and is currently

Supplemental Information	6	Second Quarter 2022

SECOND QUARTER 2022 HIGHLIGHTS Unaudited

leased to several high-end boutique financial services and luxury tenants, including Banco Bradesco, BDT Capital Partners and Oxford Properties. In addition, the coveted corner retail location will soon be home to Aston Martin's first ever Manhattan showroom.
In June, the Company closed on the sale of the vacant office condominium at 609 Fifth Avenue to a domestic investor for a gross sales price of $100.5 million. The transaction generated net cash proceeds to the Company of $97.2 million.
In May, the Company conveyed the fee position in 1591-1597 Broadway for $121.0 million, equating to the value at which SL Green acquired the property in September 2021. The transaction generated net cash proceeds to the Company of $120.9 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $1.13 billion at June 30, 2022. The portfolio had a weighted average current yield of 7.2%, or 9.2% excluding the effect of $238.7 million of investments that are on non-accrual. During the second quarter, no investments were sold or repaid and the Company did not originate or acquire any new investments.
Financing Activity
In June, the Company closed on the refinancing of 100 Church Street. The new $370.0 million mortgage loan, which replaces the previous $197.8 million mortgage, has a term of up to 5 years, and bears interest at a floating rate of 2.00% over Term SOFR.
ESG
In May, the Company announced that it has received a 2022 ENERGY STAR Partner of the Year Sustained Excellence Award for the fifth consecutive year. This award honors organizations across the United States that have implemented distinguished corporate energy management programs. Less than one percent of 18,000 U.S. Environmental Protection Agency (EPA) partners achieve the Sustained Excellence distinction.
The U.S. Department of Energy and EPA awarded SL Green this award, the highest level of EPA recognition, for its extensive tenant outreach on energy efficiency, educational programs and widespread promotion of ENERGY STAR tools and best practices. As a continued leader in this space, SL Green achieved ENERGY STAR labels for 11 buildings across its industry-leading portfolio in 2021, representing an impressive 12% of all ENERGY STAR labels in Manhattan.
Dividends
In the second quarter of 2022, the Company declared:
•Three monthly ordinary dividends on its outstanding common stock of $0.3108 per share, which were paid on May 16, June 15, and July 15, 2022, equating to an annualized dividend of $3.73 per share of common stock; and
•Quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period April 15, 2022 through and including July 14, 2022, which was paid on July 15, 2022 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, July 21, 2022, at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”

Supplemental Information	7	Second Quarter 2022

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted (1)	$(0.70)	$0.11	$(0.82)	$5.91	$1.56
Funds from operations (FFO) available to common stockholders - diluted (1)	$1.87	$1.65	$1.55	$1.83	$1.64
Funds from operations (FFO) available to common stockholders - pro forma (2)	$1.87	$1.65	$1.52	$1.78	$1.60

Common Share Price & Dividends
Closing price at the end of the period (1)	$46.15	$81.18	$73.89	$73.01	$82.45
Closing high price during period (1)	$81.20	$83.95	$79.87	$84.22	$87.78
Closing low price during period (1)	$46.15	$69.96	$69.66	$69.29	$71.65
Annual dividend per common share	$3.73	$3.73	$3.73	$3.64	$3.64

FFO payout ratio (trailing 12 months)	54.2%	56.1%	55.1%	54.6%	54.5%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	70.7%	75.1%	69.7%	67.0%	63.4%

Common Shares & Units
Common shares outstanding (1)	64,302	64,124	64,105	64,880	65,864
Units outstanding	4,144	4,095	3,782	3,888	3,808
Total common shares and units outstanding	68,446	68,219	67,887	68,768	69,672

Weighted average common shares and units outstanding - basic (1)	67,900	68,470	68,109	68,690	71,024
Weighted average common shares and units outstanding - diluted (1)	69,020	70,228	69,935	69,496	71,672
Weighted average common shares and units outstanding - pro forma (2)	69,020	70,228	71,252	71,487	73,727

Market Capitalization
Market value of common equity	$3,158,783	$5,538,018	$5,016,170	$5,020,752	$5,744,456
Liquidation value of preferred equity/units	407,943	407,943	426,075	428,503	428,503
Consolidated debt	3,906,445	4,134,717	4,075,375	4,149,894	4,725,996
Consolidated market capitalization	$7,473,171	$10,080,678	$9,517,620	$9,599,149	$10,898,955
SLG share of unconsolidated JV debt	5,851,875	5,774,751	5,770,912	5,789,668	5,558,666
Market capitalization including SLG share of unconsolidated JVs	$13,325,046	$15,855,429	$15,288,532	$15,388,817	$16,457,621

Consolidated debt service coverage (trailing 12 months)	4.00x	3.79x	3.76x	3.67x	3.60x
Consolidated fixed charge coverage (trailing 12 months)	3.03x	2.89x	2.89x	2.86x	2.83x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.26x	2.24x	2.31x	2.34x	2.37x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.94x	1.92x	1.96x	1.99x	2.01x

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The share-related data has been retroactively adjusted to reflect the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	8	Second Quarter 2022

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2022		3/31/2022		12/31/2021	9/30/2021	6/30/2021

Selected Balance Sheet Data
Real estate assets before depreciation	$7,440,532		$7,758,232		$7,813,041	$7,492,810	$7,664,414
Investments in unconsolidated joint ventures	$3,074,200		$3,000,986		$2,997,934	$3,028,084	$3,209,151
Debt and preferred equity investments	$1,134,080		$1,107,870		$1,088,723	$1,052,110	$1,072,711
Cash and cash equivalents	$189,360		$223,674		$251,417	$257,941	$218,337
Investment in marketable securities	$26,260		$32,889		$34,752	$34,428	$32,339

Total assets	$10,704,883		$11,014,965		$11,066,629	$10,855,859	$11,166,164

Fixed rate & hedged debt	$3,086,297		$3,321,239		$3,274,324	$3,577,313	$3,930,094
Variable rate debt	820,148		813,478		801,051	572,581	795,902
Total consolidated debt	$3,906,445		$4,134,717		$4,075,375	$4,149,894	$4,725,996
Deferred financing costs, net of amortization	(24,840)		(21,710)		(23,808)	(15,004)	(26,820)
Total consolidated debt, net	$3,881,605		$4,113,007		$4,051,567	$4,134,890	$4,699,176

Total liabilities	$5,443,202		$5,723,829		$5,748,049	$5,212,404	$5,798,703

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$7,381,507		$7,630,374		$7,586,309	$7,892,032	$8,287,100
Variable rate debt, including SLG share of unconsolidated JV debt	2,376,813	(1)	2,279,094	(1)	2,259,978	2,047,530	1,997,562
Total debt, including SLG share of unconsolidated JV debt	$9,758,320		$9,909,468		$9,846,287	$9,939,562	$10,284,662

Selected Operating Data
Property operating revenues	$155,232		$156,031		$150,113	$155,363	$184,611
Property operating expenses	(76,853)		(79,894)		(78,370)	(79,380)	(94,358)
Property NOI	$78,379		$76,137		$71,743	$75,983	$90,253
SLG share of unconsolidated JV Property NOI	101,483		100,149		94,902	90,507	85,492
Property NOI, including SLG share of unconsolidated JV Property NOI	$179,862		$176,286		$166,645	$166,490	$175,745
Investment income	20,407		19,888		20,888	20,072	20,107
Other income	25,806		12,045		23,580	29,766	13,389
Marketing general & administrative expenses	(23,522)		(24,776)		(26,486)	(23,477)	(22,064)
SLG share of investment income and other income from unconsolidated JVs	7,053		4,799		2,570	2,294	1,163
Income taxes	1,346		947		1,285	(6)	795
Transaction costs, including SLG share of unconsolidated JVs	(1)		(28)		(3,558)	(190)	(3)
Loan loss and other investment reserves, net of recoveries	—		—		(2,931)	—	—
Loss on early extinguishment of debt	—		—		(1,551)	—	—
EBITDAre	$210,951		$189,161		$180,442	$194,949	$189,132

(1) Does not reflect $318.3 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Second Quarter 2022

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021

Selected Operating Data
Property operating revenues	$149,542	$150,557	$144,645	$150,476	$178,877
Property operating expenses	68,296	69,655	70,749	72,513	84,307
Property NOI	$81,246	$80,902	$73,896	$77,963	$94,570

Other income - consolidated	$7,010	$6,770	$5,679	$14,656	$2,700

SLG share of property NOI from unconsolidated JVs	$101,359	$100,066	$94,886	$90,510	$85,491

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	12	12	12	14	16
Unconsolidated office buildings in service	12	11	10	10	9
	24	23	22	24	25

Consolidated office buildings in service - square footage	8,180,345	8,180,345	8,180,345	8,499,045	10,259,345
Unconsolidated office buildings in service - square footage	13,998,381	13,661,381	12,004,183	12,004,183	10,869,183
	22,178,726	21,841,726	20,184,528	20,503,228	21,128,528

Same-Store office occupancy (consolidated + JVs)	91.2%	91.3%	92.1%	92.7%	93.4%
Same-Store office occupancy inclusive of leases signed not yet commenced	92.0%	92.7%	93.0%	93.2%	93.7%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	24	26	21	16	17
Renewal leases commenced	11	11	9	14	13
Total office leases commenced	35	37	30	30	30

Commenced office square footage filling vacancy	72,344	45,085	71,340	44,692	45,922
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	261,288	251,331	112,257	149,421	199,341
Total office square footage commenced	333,632	296,416	183,597	194,113	245,263

Average starting cash rent psf - office leases commenced	$72.68	$68.04	$69.55	$64.93	$77.42
Previous escalated cash rent psf - office leases commenced (3)	$70.10	$75.26	$77.65	$67.18	$78.90
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	3.7%	(9.6)%	(10.4)%	(3.3)%	(1.9)%
Average lease term	11.4	8.5	5.5	5.4	5.1
Tenant concession packages psf	$100.39	$75.25	$24.98	$15.47	$20.99
Free rent months	9.3	8.5	3.7	4.2	4.3

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Second Quarter 2022

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,209,913	$1,352,610	$1,350,701	$1,489,101	$1,403,399
Building and improvements	3,579,961	3,709,795	3,671,402	3,828,052	4,088,659
Building leasehold and improvements	1,666,935	1,654,571	1,645,081	1,649,796	1,642,595
Right of use asset - financing leases	—	—	—	27,445	27,445
Right of use asset - operating leases	983,723	983,723	983,723	498,416	502,316
	7,440,532	7,700,699	7,650,907	7,492,810	7,664,414
Less: accumulated depreciation	(1,961,766)	(1,938,804)	(1,896,199)	(1,904,465)	(2,008,438)
Net real estate	5,478,766	5,761,895	5,754,708	5,588,345	5,655,976

Other real estate investments:
Investment in unconsolidated joint ventures	3,074,200	3,000,986	2,997,934	3,028,084	3,209,151
Debt and preferred equity investments, net	1,134,080	1,107,870	1,088,723	1,052,110	1,072,711

Assets held for sale, net	—	49,757	140,855	—	—
Cash and cash equivalents	189,360	223,674	251,417	257,941	218,337
Restricted cash	87,701	83,644	85,567	87,992	98,164
Investment in marketable securities	26,260	32,889	34,752	34,428	32,339
Tenant and other receivables	40,909	41,257	47,616	44,964	40,147
Related party receivables	27,293	31,711	29,408	35,674	36,430
Deferred rents receivable	249,998	250,028	248,313	254,277	304,140
Deferred costs, net	118,829	122,294	124,495	124,637	161,962
Other assets	277,487	308,960	262,841	347,407	336,807

Total Assets	$10,704,883	$11,014,965	$11,066,629	$10,855,859	$11,166,164

Supplemental Information	11	Second Quarter 2022

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Liabilities
Mortgages and other loans payable	$1,526,023	$1,349,700	$1,399,923	$1,428,734	$1,874,592
Unsecured term loans	1,250,000	1,250,000	1,250,000	1,500,000	1,500,000
Unsecured notes	900,422	900,669	900,915	901,160	1,251,404
Revolving credit facility	130,000	500,000	390,000	220,000	—
Deferred financing costs	(24,840)	(21,710)	(23,808)	(15,004)	(26,820)
Total debt, net of deferred financing costs	3,781,605	3,978,659	3,917,030	4,034,890	4,599,176
Accrued interest	11,862	21,545	12,698	20,777	13,771
Accounts payable and accrued expenses	145,237	139,460	157,571	137,946	126,929
Deferred revenue	104,295	110,631	107,275	120,567	114,536
Lease liability - financing leases	103,561	103,238	102,914	125,168	124,808
Lease liability - operating leases	852,614	852,194	851,370	437,357	443,313
Dividends and distributions payable	24,456	23,628	187,372	23,958	24,407
Security deposits	54,696	54,179	52,309	54,366	54,797
Liabilities related to assets held for sale	—	64,041	64,120	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	264,876	276,254	195,390	157,375	196,966
Total liabilities	5,443,202	5,723,829	5,748,049	5,212,404	5,798,703

Noncontrolling interest in operating partnership
(4,144 units outstanding) at 6/30/2022	334,974	374,078	344,252	362,737	355,201
Preferred units	177,943	177,943	196,075	198,503	198,503

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,362
issued and outstanding at 6/30/2022, including 1,060 shares held in treasury	655	653	672	680	690
Additional paid–in capital	3,801,272	3,792,689	3,739,409	3,774,119	3,823,290
Treasury stock	(128,655)	(128,655)	(126,160)	(126,160)	(124,049)
Accumulated other comprehensive income (loss)	8,595	(7,261)	(46,758)	(60,597)	(66,863)
Retained earnings	779,999	846,646	975,781	1,258,232	934,132
Total SL Green Realty Corp. stockholders' equity	4,683,798	4,726,004	4,764,876	5,068,206	4,789,132

Noncontrolling interest in other partnerships	64,966	13,111	13,377	14,009	24,625

Total equity	4,748,764	4,739,115	4,778,253	5,082,215	4,813,757

Total Liabilities and Equity	$10,704,883	$11,014,965	$11,066,629	$10,855,859	$11,166,164

Supplemental Information	12	Second Quarter 2022

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2022	2021	2022	2022	2021
Revenues
Rental revenue, net	$136,494	$163,916	$136,476	$272,970	$326,726
Escalation and reimbursement revenues	18,738	20,695	19,555	38,293	45,974
Investment income	20,407	20,107	19,888	40,295	39,380
Other income	25,806	13,389	12,045	37,851	32,129
Total Revenues, net	201,445	218,107	187,964	389,409	444,209

Expenses
Operating expenses	39,557	43,883	42,583	82,140	86,167
Operating lease rent	6,477	6,707	6,564	13,041	13,446
Real estate taxes	30,819	43,768	30,747	61,566	89,179
Transaction related costs	1	3	28	29	25
Marketing, general and administrative	23,522	22,064	24,776	48,298	44,949
Total Operating Expenses	100,376	116,425	104,698	205,074	233,766

Equity in net income (loss) from unconsolidated joint ventures	(4,550)	(12,970)	(4,715)	(9,265)	(15,834)

Operating Income	96,519	88,712	78,551	175,070	194,609

Interest expense, net of interest income	14,960	18,960	15,070	30,030	42,348
Amortization of deferred financing costs	1,917	3,386	1,948	3,865	7,160
Depreciation and amortization	46,914	57,261	46,983	93,897	120,257

Income from Continuing Operations (1)	32,728	9,105	14,550	47,278	24,844

(Loss) gain on sale of real estate and discontinued operations	(64,378)	98,960	(1,002)	(65,380)	97,572
Equity in net (loss) gain on sale of joint venture interest / real estate	(131)	8,471	—	(131)	(4,158)
Purchase price and other fair value adjustments	(6,168)	(1,947)	(63)	(6,231)	717
Depreciable real estate reserves	—	2,545	—	—	(5,696)
Net (Loss) Income	(37,949)	117,134	13,485	(24,464)	113,279

Net income attributable to noncontrolling interests	(591)	(6,242)	(349)	(940)	(4,267)
Dividends on preferred units	(1,599)	(1,823)	(1,647)	(3,246)	(3,669)

Net (Loss) Income Attributable to SL Green Realty Corp	(40,139)	109,069	11,489	(28,650)	105,343

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(7,475)	(7,475)

Net (Loss) Income Attributable to Common Stockholders	$(43,876)	$105,332	$7,751	$(36,125)	$97,868

Earnings per share - Net (loss) income per share (basic) (2)	$(0.70)	$1.56	$0.12	$(0.58)	$1.45
Earnings per share - Net (loss) income per share (diluted) (2)	$(0.70)	$1.56	$0.11	$(0.58)	$1.44

(1) Before (loss) gain on sale, equity in net (loss) gain, purchase price and other fair value adjustments and depreciable real estate reserves shown below.
(2) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The basic and diluted Earnings per share have been retroactively adjusted to reflect the reverse stock split.

Supplemental Information	13	Second Quarter 2022

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2022	2021	2022	2022	2021
Funds from Operations
Net (Loss) Income Attributable to Common Stockholders	$(43,876)	$105,332	$7,751	$(36,125)	$97,868

Depreciation and amortization	46,914	57,261	46,983	93,897	120,257
Joint ventures depreciation and noncontrolling interests adjustments	61,030	59,485	60,432	121,462	115,187
Net income attributable to noncontrolling interests	591	6,242	349	940	4,267
Loss (gain) on sale of real estate and discontinued operations	64,378	(98,960)	1,002	65,380	(97,572)
Equity in net loss (gain) on sale of joint venture property / real estate	131	(8,471)	—	131	4,158
Purchase price and other fair value adjustments	—	—	—	—	(2,664)
Depreciable real estate reserves	—	(2,545)	—	—	5,696
Non-real estate depreciation and amortization	(415)	(672)	(721)	(1,136)	(1,199)
Funds From Operations	$128,753	$117,672	$115,796	$244,549	$245,998

Funds From Operations - Basic per Share (1)	$1.89	$1.65	$1.69	$3.57	$3.45

Funds From Operations - Diluted per Share (1)	$1.87	$1.64	$1.65	$3.52	$3.42

Funds From Operations - Pro forma per Share (2)	$1.87	$1.60	$1.65	$3.52	$3.33

Funds Available for Distribution
FFO	$128,753	$117,672	$115,796	$244,549	$245,998

Non real estate depreciation and amortization	415	672	721	1,136	1,199
Amortization of deferred financing costs	1,917	3,386	1,948	3,865	7,160
Non-cash deferred compensation	12,892	11,076	13,682	26,574	24,041
FAD adjustment for joint ventures	(22,178)	(17,018)	(28,215)	(50,393)	(40,099)
Straight-line rental income and other non-cash adjustments	4,961	(7,632)	(2,563)	2,398	(8,515)
Second cycle tenant improvements	(11,168)	(8,753)	(6,552)	(17,720)	(11,676)
Second cycle leasing commissions	(2,253)	(3,384)	(3,752)	(6,005)	(3,392)
Revenue enhancing recurring CAPEX	(406)	(803)	(718)	(1,124)	(1,033)
Non-revenue enhancing recurring CAPEX	(5,482)	(5,156)	(4,859)	(10,341)	(7,575)
Reported Funds Available for Distribution	$107,451	$90,060	$85,488	$192,939	$206,108

First cycle tenant improvements	$—	$93	$—	$—	$1,354
First cycle leasing commissions	$—	$15	$—	$—	$150
Development costs	$12,566	$36,472	$7,836	$20,402	$51,651
Redevelopment costs	$9,526	$4,428	$5,478	$15,004	$6,036
Capitalized interest	$18,351	$20,671	$17,941	$36,292	$38,254

(1) During the first quarter of 2022, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The basic and diluted FFO per share numbers have been retroactively adjusted to reflect the impact of the reverse stock split.
(2) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	14	Second Quarter 2022

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	Total

Balance at December 31, 2021	$221,932	$672	$3,739,409	$(126,160)	$975,781	$13,377	$(46,758)	$4,778,253

Net loss					(28,650)	3,261		(25,389)
Preferred dividends					(7,475)			(7,475)
Dividends declared ($1.86 per common share)					(118,374)			(118,374)
Distributions to noncontrolling interests						(3,020)		(3,020)
Issuance of stock dividend and reverse stock split			163,115	(2,495)				160,620
Other comprehensive income - net unrealized gain on derivative instruments							42,839	42,839
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							14,631	14,631
Other comprehensive loss - net unrealized loss on marketable securities							(2,117)	(2,117)
DRSPP proceeds			199					199
Repurchases of common stock		(20)	(114,979)		(36,198)			(151,197)
Contributions to consolidated joint ventures						51,348		51,348
Reallocation of noncontrolling interests in the Operating Partnership					(5,085)			(5,085)
Deferred compensation plan and stock awards, net		3	13,528					13,531
Balance at June 30, 2022	$221,932	$655	$3,801,272	$(128,655)	$779,999	$64,966	$8,595	$4,748,764

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2021	66,306,363	3,986,960	—	70,293,323

YTD share activity	(2,004,775)	157,507	—	(1,847,268)
Share Count at June 30, 2022	64,301,588	4,144,467	—	68,446,055

Weighting factor	218,865	(32,556)	789,506	975,815
Weighted Average Share Count at June 30, 2022 - Diluted	64,520,453	4,111,911	789,506	69,421,870

Supplemental Information	15	Second Quarter 2022

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	June 30, 2022		March 31, 2022		December 31, 2021

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,759,369	$1,879,762	$3,691,322	$1,856,135	$3,691,322	$1,856,135
Building and improvements	11,888,044	6,110,935	11,639,988	6,001,877	11,557,104	5,969,966
Building leasehold and improvements	437,503	208,776	436,877	208,650	435,832	208,441
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	258,657	124,810	258,657	124,810	231,553	115,776
	17,084,405	8,669,772	16,767,676	8,536,961	16,656,643	8,495,807
Less: accumulated depreciation	(2,002,735)	(1,004,841)	(1,982,402)	(960,191)	(1,892,769)	(912,999)
Net real estate	15,081,670	7,664,931	14,785,274	7,576,770	14,763,874	7,582,808

Cash and cash equivalents	295,460	144,373	310,411	150,238	284,188	132,144
Restricted cash	446,858	268,307	441,533	277,542	484,321	313,408
Tenant and other receivables	45,203	22,571	47,670	24,553	41,908	20,088
Deferred rents receivable	533,938	294,357	514,813	279,948	491,547	262,683
Deferred costs, net	283,920	165,252	286,607	165,725	270,672	158,628
Other assets	1,551,968	703,618	1,510,345	702,565	1,505,358	698,341

Total Assets	$18,239,017	$9,263,409	$17,896,653	$9,177,341	$17,841,868	$9,168,100

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $117,871 at 6/30/2022, of which $64,176 is SLG share	$11,288,592	$5,787,699	$11,118,335	$5,708,426	$11,085,876	$5,700,836
Accrued interest	29,379	12,950	28,939	12,563	28,673	12,349
Accounts payable and accrued expenses	237,710	99,894	244,145	107,926	222,450	99,200
Deferred revenue	1,122,206	499,916	1,141,181	514,004	1,158,242	521,308
Lease liability - financing leases	744,819	346,664	744,650	346,685	744,432	346,680
Lease liability - operating leases	252,991	123,018	254,903	123,993	236,163	118,081
Security deposits	35,588	19,559	27,651	13,654	26,301	12,680
Other liabilities	76,459	49,017	68,222	47,816	75,074	52,173
Equity	4,451,273	2,324,692	4,268,627	2,302,274	4,264,657	2,304,793

Total Liabilities and Equity	$18,239,017	$9,263,409	$17,896,653	$9,177,341	$17,841,868	$9,168,100

Supplemental Information	16	Second Quarter 2022

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	June 30, 2022		March 31, 2022		June 30, 2021

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$271,629	$137,979	$284,756	$143,030	$248,874	$116,595
Escalation and reimbursement revenues	47,177	24,386	40,908	20,298	35,851	15,910
Investment income	1,228	307	1,215	303	1,228	314
Other income	11,665	6,746	8,387	4,496	3,235	849
Total Revenues, net	331,699	169,418	335,266	168,127	289,188	133,668

Loss on early extinguishment of debt	(467)	(318)	—	—	(1,326)	(941)

Expenses
Operating expenses	53,572	27,940	59,914	30,261	42,410	19,677
Operating lease rent	6,581	3,136	6,268	3,032	5,643	2,824
Real estate taxes	59,394	29,806	60,722	29,886	54,015	24,512
Total Operating Expenses	119,547	60,882	126,904	63,179	102,068	47,013

Operating Income	211,685	108,218	208,362	104,948	185,794	85,714

Interest expense, net of interest income	98,317	47,336	94,913	45,237	79,129	34,274
Amortization of deferred financing costs	6,695	2,894	6,757	2,890	7,204	3,545
Depreciation and amortization	113,959	59,325	112,713	58,130	116,956	58,537
Net Loss	(7,286)	(1,337)	(6,021)	(1,309)	(17,495)	(10,642)

Real estate depreciation	113,956	59,324	112,707	58,129	116,715	58,490
FFO Contribution	$106,670	$57,987	$106,686	$56,820	$99,220	$47,848

FAD Adjustments:
Non real estate depreciation and amortization	$3	$1	$6	$1	$241	$47
Amortization of deferred financing costs	6,695	2,894	6,757	2,890	7,204	3,545
Straight-line rental income and other non-cash adjustments	(27,616)	(18,724)	(38,128)	(23,502)	(30,338)	(18,226)
Second cycle tenant improvement	(8,495)	(4,481)	(5,417)	(2,939)	(1,703)	(958)
Second cycle leasing commissions	(1,296)	(707)	(8,149)	(4,155)	(1,414)	(752)
Revenue enhancing recurring CAPEX	—	—	(675)	(49)	(270)	(12)
Non-revenue enhancing recurring CAPEX	(2,536)	(1,161)	(824)	(461)	(1,195)	(662)
Total FAD Adjustments	$(33,245)	$(22,178)	$(46,430)	$(28,215)	$(27,475)	$(17,018)

First cycle tenant improvement	$502	$268	$1,034	$531	$2,519	$1,242
First cycle leasing commissions	$103	$51	$2,917	$1,494	$47	$14
Development costs	$99,888	$31,171	$75,293	$27,883	$129,346	$80,107
Redevelopment costs	$3,969	$2,024	$670	$285	$5,514	$2,781
Capitalized interest	$8,139	$3,518	$7,192	$3,276	$10,307	$6,410

Supplemental Information	17	Second Quarter 2022

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Six Months Ended		Six Months Ended
	June 30, 2022		June 30, 2021

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$556,385	$281,009	$498,845	$231,930
Escalation and reimbursement revenues	88,085	44,684	78,789	34,234
Investment income	2,443	610	2,443	610
Other income	20,052	11,242	10,652	3,195
Total Revenues, net	666,965	337,545	590,729	269,969

Loss on early extinguishment of debt	(467)	(318)	(1,326)	(941)

Expenses
Operating expenses	113,486	58,201	88,643	39,558
Operating lease rent	12,849	6,168	11,287	5,648
Real estate taxes	120,116	59,692	108,607	48,983
Total Operating Expenses	246,451	124,061	208,537	94,189

Operating Income	420,047	213,166	380,866	174,839

Interest expense, net of interest income	193,230	92,573	157,878	67,701
Amortization of deferred financing costs	13,452	5,784	13,588	6,430
Depreciation and amortization	226,672	117,455	231,835	113,812
Net Loss	(13,307)	(2,646)	(22,435)	(13,104)

Real estate depreciation	226,663	117,453	231,307	113,708
FFO Contribution	$213,356	$114,807	$208,872	$100,604

FAD Adjustments:
Non real estate depreciation and amortization	$9	$2	$528	$104
Amortization of deferred financing costs	13,452	5,784	13,588	6,430
Straight-line rental income and other non-cash adjustments	(65,744)	(42,226)	(63,521)	(38,499)
Second cycle tenant improvement	(13,912)	(7,420)	(5,122)	(2,669)
Second cycle leasing commissions	(9,445)	(4,862)	(6,083)	(3,549)
Revenue enhancing recurring CAPEX	(675)	(49)	(306)	(327)
Non-revenue enhancing recurring CAPEX	(3,360)	(1,622)	(2,921)	(1,589)
Total FAD Adjustments	$(79,675)	$(50,393)	$(63,837)	$(40,099)

First cycle tenant improvement	$1,536	$799	$3,100	$1,400
First cycle leasing commissions	$3,020	$1,545	$54	$14
Development costs	$175,181	$59,054	$241,917	$151,852
Redevelopment costs	$4,639	$2,309	$5,640	$2,833
Capitalized interest	$15,331	$6,794	$20,530	$12,875

Supplemental Information	18	Second Quarter 2022

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Six Months Ended
	June 30,	June 30,	March 31,	June 30,	June 30,
	2022	2021	2022	2022	2021

Net Operating Income (1)	$90,491	$96,990	$87,093	$177,584	$195,560
SLG share of NOI from unconsolidated JVs	102,549	86,704	101,212	203,762	174,391
NOI, including SLG share of unconsolidated JVs	193,040	183,694	188,305	381,346	369,951
Partners' share of NOI - consolidated JVs	29	133	(34)	(4)	229
NOI - SLG share	$193,069	$183,827	$188,271	$381,342	$370,180

NOI, including SLG share of unconsolidated JVs	$193,040	$183,694	$188,305	$381,346	$369,951
Free rent (net of amortization)	(8,242)	(11,726)	(11,068)	(19,309)	(25,655)
Amortization of acquired above and below-market leases, net	(4,277)	(2,932)	(4,491)	(8,768)	(5,342)
Straight-line revenue adjustment	(4,352)	(6,205)	(6,648)	(10,999)	(11,612)
Straight-line tenant credit loss	(2,191)	(3,257)	(511)	(2,702)	(1,062)
Operating lease straight-line adjustment	715	476	(1,505)	(790)	953
Cash NOI, including SLG share of unconsolidated JVs	174,693	160,050	164,082	338,778	327,233
Partners' share of cash NOI - consolidated JVs	28	130	(37)	(8)	223
Cash NOI - SLG share	$174,721	$160,180	$164,045	$338,770	$327,456

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended June 30, 2022		Six Months Ended June 30, 2022

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$168,572	$149,574	$336,449	$294,757
Retail Operating Properties	7,860	7,707	15,695	15,556
Residential Operating Properties	1,346	1,346	1,828	1,828
Suburban Operating Properties	2,036	2,116	3,944	4,112
Development/Redevelopment	6,740	7,495	13,105	14,534
Total Operating and Development	186,554	168,238	371,021	330,787
Property Dispositions (2)	(141)	(120)	(616)	(613)
Other (3)	6,656	6,603	10,937	8,596
Total	$193,069	$174,721	$381,342	$338,770

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	19	Second Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$122,417	$122,184	0.2%	$122,930	$245,346	$240,893	1.8%
Escalation & reimbursement revenues	17,161	13,541	26.7%	17,746	34,907	28,921	20.7%
Other income	788	1,140	(30.9)%	233	1,021	1,178	(13.3)%
Total Revenues	$140,366	$136,865	2.6%	$140,909	$281,274	$270,992	3.8%

Expenses
Operating expenses	$31,012	$26,057	19.0%	$31,172	$62,184	$52,948	17.4%
Operating lease rent	6,106	6,106	—%	6,106	12,211	12,211	0.0%
Real estate taxes	27,642	32,813	(15.8)%	27,566	55,208	65,590	(15.8)%
Total Operating Expenses	$64,760	$64,976	(0.3)%	$64,844	$129,603	$130,749	(0.9)%

Operating Income	$75,606	$71,889	5.2%	$76,065	$151,671	$140,243	8.1%

Interest expense & amortization of financing costs	$12,084	$12,335	(2.0)%	$11,851	$23,935	$24,635	(2.8)%
Depreciation & amortization	39,356	39,022	0.9%	38,680	78,036	78,771	(0.9)%

Income before noncontrolling interest	$24,166	$20,532	17.7%	$25,534	$49,700	$36,837	34.9%
Real estate depreciation & amortization	39,356	39,022	0.9%	38,680	78,036	78,771	(0.9)%
FFO Contribution	$63,522	$59,554	6.7%	$64,214	$127,736	$115,608	10.5%

Non–building revenue	(283)	(40)	607.5%	(57)	(340)	(66)	415.2%

Interest expense & amortization of financing costs	12,084	12,335	(2.0)%	11,851	23,935	24,635	(2.8)%
Non-real estate depreciation	—	—	—%	—	—	—	0.0%
NOI	$75,323	$71,849	4.8%	$76,008	$151,331	$140,177	8.0%

Cash Adjustments
Free rent (net of amortization)	$(234)	$(2,887)	(91.9)%	$(1,541)	$(1,775)	$(6,379)	(72.2)%
Straight-line revenue adjustment	714	321	122.4%	257	971	1,833	(47.0)%
Amortization of acquired above and below-market leases, net	13	(100)	(113.0)%	(61)	(48)	(195)	(75.4)%
Operating lease straight-line adjustment	204	204	—%	204	408	408	0.0%
Straight-line tenant credit loss	(1,579)	(1,967)	(19.7)%	(659)	(2,238)	(603)	271.1%
Cash NOI	$74,441	$67,420	10.4%	$74,208	$148,649	$135,241	9.9%

Lease termination income	(495)	(1,095)	(54.8)%	(168)	(663)	(1,100)	(39.7)%
Cash NOI excluding lease termination income	$73,946	$66,325	11.5%	$74,040	$147,986	$134,141	10.3%

Operating Margins
NOI to real estate revenue, net	53.8%	52.5%		54.0%	53.9%	51.7%
Cash NOI to real estate revenue, net	53.1%	49.3%		52.7%	52.9%	49.9%

NOI before operating lease rent/real estate revenue, net	58.1%	57.0%		58.3%	58.2%	56.2%
Cash NOI before operating lease rent/real estate revenue, net	57.4%	53.6%		56.9%	57.1%	54.3%

Supplemental Information	20	Second Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$101,621	$104,042	(2.3)%	$105,358	$206,979	$209,241	(1.1)%
Escalation & reimbursement revenues	16,338	15,945	2.5%	15,670	32,008	34,149	(6.3)%
Other income	4,403	1,019	332.1%	4,111	8,514	1,869	355.5%
Total Revenues	$122,362	$121,006	1.1%	$125,139	$247,501	$245,259	0.9%

Expenses
Operating expenses	$19,214	$15,930	20.6%	$20,350	$39,564	$33,675	17.5%
Operating lease rent	2,824	2,824	—%	2,824	5,648	5,648	—%
Real estate taxes	22,604	24,005	(5.8)%	22,627	45,232	47,820	(5.4)%
Total Operating Expenses	$44,642	$42,759	4.4%	$45,801	$90,444	$87,143	3.8%

Operating Income	$77,720	$78,247	(0.7)%	$79,338	$157,057	$158,116	(0.7)%

Interest expense & amortization of financing costs	$34,682	$32,958	5.2%	$32,767	$67,449	$65,704	2.7%
Depreciation & amortization	45,285	47,294	(4.2)%	44,313	89,598	96,458	(7.1)%

(Loss) income before noncontrolling interest	$(2,247)	$(2,005)	12.1%	$2,258	$10	$(4,046)	(100.2)%
Real estate depreciation & amortization	45,285	47,294	(4.2)%	44,313	89,598	96,458	(7.1)%
FFO Contribution	$43,038	$45,289	(5.0)%	$46,571	$89,608	$92,412	(3.0)%

Non–building revenue	(75)	(767)	(90.2)%	(55)	(130)	(1,583)	(91.8)%

Interest expense & amortization of financing costs	34,682	32,958	5.2%	32,767	67,449	65,704	2.7%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$77,645	$77,480	0.2%	$79,283	$156,927	$156,533	0.3%

Cash Adjustments
Free rent (net of amortization)	$1,776	$1,194	48.7%	$215	$1,992	$(1,425)	(239.8)%
Straight-line revenue adjustment	1,542	(2,961)	(152.1)%	1,913	3,455	(8,837)	(139.1)%
Amortization of acquired above and below-market leases, net	(4,457)	(4,816)	(7.5)%	(4,596)	(9,053)	(9,103)	(0.5)%
Operating lease straight-line adjustment	192	232	(17.2)%	192	385	465	(17.2)%
Straight-line tenant credit loss	(600)	(630)	(4.8)%	153	(448)	210	(313.3)%
Cash NOI	$76,098	$70,499	7.9%	$77,160	$153,258	$137,843	11.2%

Lease termination income	(4,328)	(247)	1,652.2%	(4,053)	(8,380)	(254)	3,199.2%
Cash NOI excluding lease termination income	$71,770	$70,252	2.2%	$73,107	$144,878	$137,589	5.3%

Operating Margins
NOI to real estate revenue, net	63.5%	64.4%		63.4%	63.4%	64.2%
Cash NOI to real estate revenue, net	62.2%	58.6%		61.7%	62.0%	56.6%

NOI before operating lease rent/real estate revenue, net	65.8%	66.8%		65.6%	65.7%	66.6%
Cash NOI before operating lease rent/real estate revenue, net	64.4%	60.8%		63.8%	64.1%	58.7%

Supplemental Information	21	Second Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Six Months Ended
	June 30,	June 30,		March 31,	June 30,	June 30,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$122,417	$122,184	0.2%	$122,930	$245,346	$240,893	1.8%
Escalation & reimbursement revenues	17,161	13,541	26.7%	17,746	34,907	28,921	20.7%
Other income	788	1,140	(30.9)%	233	1,021	1,178	(13.3)%
Total Revenues	$140,366	$136,865	2.6%	$140,909	$281,274	$270,992	3.8%

Equity in net income (loss) from unconsolidated joint ventures (1)	$(2,247)	$(2,005)	12.1%	$2,258	$10	$(4,046)	(100.2)%
Expenses
Operating expenses	$31,012	$26,057	19.0%	$31,172	$62,184	$52,948	17.4%
Operating lease rent	6,106	6,106	—%	6,106	12,211	12,211	—%
Real estate taxes	27,642	32,813	(15.8)%	27,566	55,208	65,590	(15.8)%
Total Operating Expenses	$64,760	$64,976	(0.3)%	$64,844	$129,603	$130,749	(0.9)%

Operating Income	$73,359	$69,884	5.0%	$78,323	$151,681	$136,197	11.4%

Interest expense & amortization of financing costs	$12,084	$12,335	(2.0)%	$11,851	$23,935	$24,635	(2.8)%
Depreciation & amortization	39,356	39,022	0.9%	38,680	78,036	78,771	(0.9)%

Income before noncontrolling interest	$21,919	$18,527	18.3%	$27,792	$49,710	$32,791	51.6%
Real estate depreciation & amortization	39,356	39,022	0.9%	38,680	78,036	78,771	(0.9)%
Joint Ventures Real estate depreciation & amortization (1)	45,285	47,294	(4.2)%	44,313	89,598	96,458	(7.1)%
FFO Contribution	$106,560	$104,843	1.6%	$110,785	$217,344	$208,020	4.5%

Non–building revenue	(283)	(40)	607.5%	(57)	(340)	(66)	415.2%
Joint Ventures Non–building revenue (1)	(75)	(767)	(90.2)%	(55)	(130)	(1,583)	(91.8)%

Interest expense & amortization of financing costs	12,084	12,335	(2.0)%	11,851	23,935	24,635	(2.8)%
Joint Ventures Interest expense & amortization of financing costs (1)	34,682	32,958	5.2%	32,767	67,449	65,704	2.7%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$152,968	$149,329	2.4%	$155,291	$308,258	$296,710	3.9%

Cash Adjustments
Non-cash adjustments	$(882)	$(4,429)	(80.1)%	$(1,800)	$(2,682)	$(4,936)	(45.7)%
Joint Ventures non-cash adjustments (1)	(1,547)	(6,981)	(77.8)%	(2,123)	(3,669)	(18,690)	(80.4)%
Cash NOI	$150,539	$137,919	9.2%	$151,368	$301,907	$273,084	10.6%

Lease termination income	$(495)	$(1,095)	(54.8)%	$(168)	$(663)	$(1,100)	(39.7)%
Joint Ventures lease termination income (1)	(4,328)	(247)	1,652.2%	(4,053)	(8,380)	(254)	3,199.2%
Cash NOI excluding lease termination income	$145,716	$136,577	6.7%	$147,147	$292,864	$271,730	7.8%

Operating Margins
NOI to real estate revenue, net	58.3%	58.1%		58.4%	58.3%	57.7%
Cash NOI to real estate revenue, net	57.4%	53.7%		56.9%	57.1%	53.1%

NOI before operating lease rent/real estate revenue, net	61.7%	61.6%		61.8%	61.7%	61.1%
Cash NOI before operating lease rent/real estate revenue, net	60.6%	57.0%		60.1%	60.4%	56.4%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Second Quarter 2022

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

				Principal			2022	Current		Principal	As-Of	Final
			Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity
Fixed rate debt			Interest (%)	6/30/2022	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)
Secured fixed rate debt
420 Lexington Avenue			100.0	$285,875	3.99%		$5,596	Oct-24		$272,749	—	Oct-40
Landmark Square			100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27
485 Lexington Avenue			100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27

				$835,875	4.24%		$5,596			$822,749
Unsecured fixed rate debt
Unsecured notes				$499,968	3.25%		$—	Oct-22		$500,000	—	Oct-22
Unsecured notes				300,454	4.50%		—	Dec-22		300,000	—	Dec-22
Term loan B (swapped)				200,000	4.01%		—	Nov-24		200,000	—	Nov-24
Unsecured notes				100,000	4.27%		—	Dec-25		100,000	—	Dec-25
Term loan A (swapped)				1,050,000	2.41%	(3)	—	May-27	(3)	1,050,000	—	May-27
Junior subordinated deferrable interest debentures (swapped)				100,000	1.46%		—	Jul-35		100,000	—	Jul-35
				$2,250,422	3.06%		$—			$2,250,000

	Total Fixed Rate Debt			$3,086,297	3.38%		$5,596			$3,072,749
Floating rate debt
Secured floating rate debt
185 Broadway / 7 Dey (LIBOR + 285 bps)			100.0	$210,148	4.64%		$—	Nov-22		$210,148	—	Nov-23
719 Seventh Avenue (LIBOR + 120 bps)			75.0	50,000	2.99%		—	Sep-23		50,000	—	Sep-23
690 Madison (LIBOR + 150 bps)			100.0	60,000	3.29%		—	Jul-24		60,000	—	Jul-25
100 Church Street (SOFR + 200 bps)			100.0	370,000	3.50%		—	Jun-25		370,000	—	Jun-27
				$690,148	3.79%		$—			$690,148
Unsecured floating rate debt
Revolving credit facility (SOFR + 115 bps) (4)				$130,000	2.65%		$—	May-26		$130,000	May-27	May-27
				$130,000	2.65%		$—			$130,000

	Total Floating Rate Debt			$820,148	3.61%		$—			$820,148

	Total Debt - Consolidated			$3,906,445	3.43%		$5,596			$3,892,897

	Deferred financing costs			(24,840)
	Total Debt - Consolidated, net			$3,881,605	3.43%

	Total Debt - Joint Venture, net			$5,787,699	3.63%

Total Debt including SLG share of unconsolidated JV Debt				$9,758,320	3.55%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt				$9,793,116	3.28%

(1) Coupon for floating rate debt determined using the effective LIBOR or Term SOFR rate at the end of the quarter of 1.79% and 1.50%, respectively. Coupon for loans that are subject to LIBOR floors, Term SOFR floors, or interest rate caps were determined using the LIBOR floors, Term SOFR floors, or interest rate cap strike rate.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Represents a blended fixed rate inclusive of the effect of the following swaps:
Term Loan A (swapped)
Notional Value	Rate	Maturity Date
50,000,000	0.63%	Feb-23
400,000,000	0.18%	Feb-23
100,000,000	1.16%	Jul-23
200,000,000	1.13%	Jul-23
150,000,000	2.70%	Jan-24
150,000,000	2.72%	Jan-26
(4) Spread includes 10 basis point Term SOFR adjustment.

Supplemental Information	23	Second Quarter 2022

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2022 Principal	Current	Principal	As-Of	Final
	Ownership	6/30/2022			Amortization		Maturity	Due at Maturity	Right	Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date	(SLG Share)	Extension	Date (2)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22	$32,748	—	Jul-22
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22	38,788	—	Jul-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22	105,000	—	Oct-22
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22	32,500	—	Oct-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23	3,874	—	Apr-28
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23	255,000	—	Jun-23
1515 Broadway	56.9	792,137	450,480	3.93%		11,103	Mar-25	419,372	—	Mar-25
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25	840,000	—	Sep-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26	107,120	—	Feb-26
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27	299,400	—	Nov-27
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(3)	—	Jul-31	2,130,300	—	Jul-31
Total Fixed Rate Debt		$8,011,465	$4,295,210	3.53%	(4)	$11,103		$4,264,102
Floating rate debt
1552 Broadway (LIBOR + 265 bps)	50.0	$193,132	$96,566	4.44%		$—	Oct-22	$96,566	—	Oct-22
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	3.52%		—	Sep-22	600,000	Sep-24	Sep-24
121 Greene Street (LIBOR + 200 bps)	50.0	13,016	6,508	3.79%		—	Nov-22	6,508	—	Nov-22
2 Herald Square (LIBOR + 195 bps)	51.0	197,276	100,611	3.74%		—	Nov-22	100,611	—	Nov-23
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.24%		—	Jan-23	6,900	—	Jan-23
220 East 42nd (LIBOR + 275 bps)	51.0	510,000	260,100	4.54%		—	Jun-23	260,100	—	Jun-25
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	5.19%		—	Sep-23	33,431	—	Sep-23
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640	4.04%		—	Dec-23	179,640	—	Dec-25
15 Beekman (LIBOR + 150 bps)	20.0	61,531	12,306	3.29%		—	Jan-24	12,306	—	Jul-25
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000	3.14%		—	Feb-25	121,000	—	Feb-25
450 Park Avenue (SOFR + 210 bps)	25.1	267,000	67,017	3.60%		—	Jun-25	67,017	—	Jun-27
One Madison Avenue (LIBOR + 335 bps)	25.5	283,885	72,390	5.14%		—	Nov-25	72,391	—	Nov-26
21 East 66th Street (T 12 mos + 275 bps)	32.3	608	196	5.55%		15	Jun-33	2	—	Jun-33
Total Floating Rate Debt		$3,394,998	$1,556,665	3.90%	(4)	$15		$1,556,472
Total unconsolidated JV Debt		$11,406,463	$5,851,875	3.63%	(4)	$11,118		$5,820,574
	Deferred financing costs	(117,871)	(64,176)
Total unconsolidated JV Debt, net		$11,288,592	$5,787,699	3.63%	(4)

(1) Coupon for floating rate debt determined using the effective LIBOR or Term SOFR rate at the end of the quarter of 1.79% and 1.50%, respectively. Coupon for loans that are subject to LIBOR floors, Term SOFR floors, or interest rate caps were determined using the LIBOR floors, Term SOFR floors, or interest rate cap strike rate.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.
(4) Calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt
Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated	$3,086,297
Total Debt / Total Assets	35.5%	Less than 60%					SLG Share of JV	4,295,210
Fixed Charge Coverage	2.62x	Greater than 1.4x				Total Fixed Rate Debt		$7,381,507	75.6%
Maximum Secured Indebtedness	15.3%	Less than 50%
Maximum Unencumbered Leverage Ratio	38.7%	Less than 60%				Floating Rate Debt

Unsecured Notes Covenants							Consolidated	$820,148
	Actual	Required					SLG Share of JV	1,556,665
Total Debt / Total Assets	34.7%	Less than 60%						2,376,813	24.4%
Secured Debt / Total Assets	15.2%	Less than 40%			Floating Rate DPE and Other Investments			(318,283)	(3.3)%
Debt Service Coverage	2.96x	Greater than 1.5x				Total Floating Rate Debt		$2,058,530	21.1%
Unencumbered Assets / Unsecured Debt	290.1%	Greater than 150%				Total Debt		$9,758,320

Supplemental Information	24	Second Quarter 2022

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	Ownership	2022 Scheduled		2023 Scheduled		2024 Scheduled		2025 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$3,455		$6,909		$6,909		$6,909		$89,970	2043
SL Green Headquarters at One Vanderbilt	100.0	407	(4)(5)	1,398	(4)(5)	1,695	(4)	1,736	(4)	92,822	2048
625 Madison Avenue	100.0	—	(6)	—	(6)	—	(6)	—	(6)	—	2054
SUMMIT One Vanderbilt	100.0	1,447	(4)	5,560	(4)	6,958	(4)	6,958	(4)	430,469	2070
885 Third Avenue	100.0	380		759		759		759		15,299	2080
420 Lexington Avenue	100.0	5,599		11,199		11,199		11,199		176,312	2080
711 Third Avenue	100.0	2,750		5,500		5,500		5,500		47,742	2083
Total		$14,038		$31,325		$33,020		$33,061		$852,614

Financing Leases
15 Beekman	100.0	$1,545		$3,133		$3,180		$3,228		$103,561	2119	(7)
Total		$1,545		$3,133		$3,180		$3,228		$103,561

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (8)	33.3	$3,021		$614		$614		$614		$6,954	2029
650 Fifth Avenue (Floors 4-6)	50.0	895		1,790		1,790		1,790		16,405	2053
650 Fifth Avenue (Floors b-3)	50.0	721		1,458		1,569		1,569		31,320	2062
1560 Broadway	50.0	3,430		6,935		7,272		7,476		68,339	2114
Total		$8,067		$10,797		$11,245		$11,449		$123,018

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$3,347		$6,786		$7,364		$7,364		$100,785	2062
One Vanderbilt Avenue Garage	71.0	102		207		209		211		3,405	2069
2 Herald Square	51.0	3,672		7,467		7,654		7,845		221,741	2077	(7)
Total		$7,121		$14,460		$15,227		$15,420		$325,931

(1) Reflects remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of June 30, 2022.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) The 2022 and 2023 minimum cash payments reflect free rent.
(6) The ground rent was scheduled to be reset as of July 1, 2022. In accordance with the terms of the lease, the Company will continue to pay monthly rent of $384,375 until the reset is complete, at which time a true-up payment will be made retroactive to July 1, 2022.
(7) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(8) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

Supplemental Information	25	Second Quarter 2022

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

6/30/2021		$1,072,711	$1,156,359	7.11%	7.34%

Debt investment originations/fundings/accretion	(4)	14,368
Preferred Equity investment originations/accretion	(4)	3,354
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(38,323)
Reserves/Realized Losses		—
9/30/2021		$1,052,110	$1,069,522	7.28%	7.39%

Debt investment originations/fundings/accretion	(4)	89,466
Preferred Equity investment originations/accretion	(4)	3,397
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(56,250)
Reserves/Realized Losses		—
12/31/2021		$1,088,723	$1,119,010	7.22%	7.36%

Debt investment originations/fundings/accretion	(4)	16,615
Preferred Equity investment originations/accretion	(4)	8,937
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(6,405)
Reserves/Realized Losses		—
3/31/2022		$1,107,870	$1,101,609	7.28%	7.41%

Debt investment originations/fundings/accretion	(4)	19,289
Preferred Equity investment originations/accretion	(4)	6,921
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
6/30/2022		$1,134,080	$1,128,103	7.28%	7.21%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	26	Second Quarter 2022

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Senior Mortgage Debt	$29,779	$73,000	$102,779		$—	$597	4.22%	4.30%

Mezzanine Debt	288,504	453,934	742,438		4,749,199	$836	6.81%	6.81%

Preferred Equity	—	288,863	288,863		1,962,750	$950	9.61%	9.28%

Balance as of 06/30/22	$318,283	$815,797	$1,134,080	(4)		$843	7.28%	7.21%

	Debt and Preferred Equity Maturity Profile (4)
	2022	2023	2024	2025	2026 & Thereafter
Floating Rate	$222,712	$95,571	$—	$—	$—
Fixed Rate	217,571	370,134	6,890	30,000	191,202
Sub-total	$440,283	$465,705	$6,890	$30,000	$191,202

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.37 years. Approximately 15.0% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.03 years.

Supplemental Information	27	Second Quarter 2022

LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior			Yield At End
Investment Type	6/30/2022	Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Mezzanine and Preferred Equity	$228,161	Office	Manhattan	$1,712,750	$1,090	Fixed	10.19%

Mezzanine Loan	225,367	Fee	Manhattan	388,573	$1,052	Fixed	(4)

Mezzanine Loan	138,386	Office	Manhattan	1,115,000	$1,078	Floating	9.96%

Preferred Equity	115,952	Multi-Family Rental	Manhattan	250,000	$742	Fixed	6.55%

Senior Mortgage Loan	73,000	Office	Manhattan	—	$712	Fixed	3.50%

Mezzanine Loan	71,767	Fee	Manhattan	279,008	$601	Fixed	14.16%

Mezzanine Loan	49,999	Office	Manhattan	275,000	$414	Floating	6.85%

Mezzanine and Senior Mortgage	45,830	Multi-Family Rental	Manhattan	—	$497	Floating	9.33%

Mezzanine Loan	44,814	Multi-Family Rental	Manhattan	280,000	$503	Fixed	8.18%

Mezzanine Loan	38,496	Office	Manhattan	186,085	$691	Floating	6.40%

Total	$1,031,772

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the third quarter of 2020 and continues to be on non-accrual as of June 30, 2022.

Supplemental Information	28	Second Quarter 2022

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Jun-22	Mar-22	Dec-21	Sep-21	Jun-21	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.7	90.1	90.1	90.1	98.9	99.3	$45,081	8.8	4.0	17
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.0	79.0	78.5	77.1	82.5	76.9	14,136	2.8	1.3	48
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.7	95.7	95.7	99.2	99.0	99.6	44,093	8.6	3.9	26
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	100.0	100.0	100.0	100.0	100.0	17,686	3.5	1.6	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.4	83.9	84.1	84.8	83.4	85.3	79,661	15.6	7.0	169
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	200,000	0.9	87.5	87.5	84.2	89.5	86.2	16,303	3.2	1.4	14
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.2	80.7	80.7	80.7	80.7	85.9	50,791	9.9	4.5	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.2	100.0	99.7	99.7	99.7	99.9	50,680	9.9	4.5	9
711 Third Avenue	100.0 (1)	Grand Central North	Leasehold Interest (1)	1	524,000	2.4	94.7	94.7	94.7	94.7	91.2	35,395	6.9	3.1	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.1	79.7	81.5	82.6	80.2	81.3	39,637	7.7	3.5	39
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.8	83.4	80.9	79.8	79.8	79.8	80,236	15.7	7.1	13
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.5	84.9	82.3	81.2	79.6	80.1	37,950	7.4	3.4	43

Subtotal / Weighted Average				12	8,180,345	36.9%	87.8%	87.4%	87.5%	88.4%	89.0%	$511,649	100.0%	45.3%	436

Total / Weighted Average Consolidated Properties				12	8,180,345	36.9%	87.8%	87.4%	87.5%	88.4%	89.0%	$511,649	100.0%	45.3%	436

UNCONSOLIDATED PROPERTIES
"Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.7	80.0	95.8	95.8	95.8	95.8	$29,043		1.3	4
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.6	92.2	90.3	89.0	88.0	87.7	30,072		1.5	37
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	10.3	96.4	100.0	100.0	100.0	100.0	164,852		8.7	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.8	80.0	80.0	76.3	79.7	83.6	58,711		2.6	38
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.5	95.5	96.1	94.9	93.7	94.2	130,322		5.8	39
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.4	82.7	83.5	87.6	92.1	92.2	35,017		1.9	35
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.6	99.5	93.6	100.0	100.0	100.0	109,606		4.9	7
1515 Broadway	56.9	Times Square	Fee Interest	1	1,750,000	7.9	99.7	99.8	99.9	99.9	99.9	133,767		6.7	7
Worldwide Plaza	25.0	Westside	Fee Interest	1	2,048,725	9.2	91.6	91.5	95.1	95.4	97.7	139,609		3.1	20

Subtotal / Weighted Average				9	10,869,183	49.0%	93.7%	94.3%	95.6%	95.9%	96.7%	$830,999		36.5%	197

"Non Same Store"
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	1,657,198	7.5	94.1	93.5	86.6	78.7	66.9	$229,438		14.4	34
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	1,135,000	5.1	92.3	91.8	91.1	92.1	94.3	68,183		3.1	33
450 Park Avenue	25.1	Park Avenue	Fee Interest	1	337,000	1.5	74.3	N/A	N/A	N/A	N/A	31,242		0.7	21

Subtotal / Weighted Average				3	3,129,198	14.1%	91.3%	92.8%	88.4%	84.1%	78.0%	$328,863		18.2%	88

Total / Weighted Average Unconsolidated Properties				12	13,998,381	63.1%	93.2%	94.0%	94.1%	93.5%	92.9%	$1,159,862		54.7%	285

Manhattan Operating Properties Grand Total / Weighted Average				24	22,178,726	100.0%	91.2%	91.5%	91.6%	91.6%	91.5%	$1,671,511			721
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,130,131		100.0%
Manhattan Operating Properties Same Store Occupancy %					19,049,528	85.9%	91.2%	91.3%	92.1%	92.7%	93.4%
Manhattan Operating Properties Same Store Leased Occupancy %							92.0%	92.7%	93.0%	93.2%	93.7%

(1) The Company owns 50% of the fee interest.

Supplemental Information	29	Second Quarter 2022

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Jun-22	Mar-22	Dec-21	Sep-21	Jun-21	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.4	100.0	100.0	100.0	100.0	100.0	$3,270	2.0	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.1	100.0	100.0	100.0	100.0	100.0	2,255	1.5	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.6	100.0	100.0	100.0	100.0	100.0	3,887	4.1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.2	100.0	100.0	100.0	100.0	100.0	1,613	1.7	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	21.7	100.0	100.0	100.0	100.0	100.0	37,950	39.1	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	37.4	90.4	90.4	90.4	100.0	100.0	49,825	11.2	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.1	—	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.0	88.3	88.3	88.3	88.3	88.3	29,805	30.6	3
Added to Same Store in 2022
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.0	100.0	100.0	100.0	100.0	—	2,100	1.6	1
							0.909	0.909
Subtotal/Weighted Average				10	312,036	97.5%	90.9%	90.9%	90.9%	94.6%	90.5%	$130,705	91.8%	15

"Non Same Store" Retail
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	2.5	100.0	100.0	100.0	100.0	N/A	$4,000	8.2	1
Subtotal/Weighted Average				1	7,848	2.5%	100.0%	100.0%	100.0%	100.0%	—%	$4,000	8.2%	1

Total / Weighted Average Retail Properties				11	319,884	100.0%	91.2%	91.2%	91.2%	94.8%	90.5%	$134,705	100.0%	16

Residential Properties
	Ownership			# of		Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (1)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Units	Jun-22	Mar-22	Dec-21	Sep-21	Jun-21	($'s)	(SLG%)	($'s)

"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	1	140,382	209	76.1	59.3	30.1	3.3	—	$10,173	100.0	$5,332
Subtotal/Weighted Average				1	140,382	209	76.1%	59.3%	30.1%	3.3%	—%	$10,173	100.0%	$5,332

Total / Weighted Average Residential Properties				1	140,382	209	76.1%	59.3%	30.1%	3.3%	—%	$10,173	100.0%	$5,332

Suburban Properties
	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Jun-22	Mar-22	Dec-21	Sep-21	Jun-21	($'s)	(SLG%)

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	78.3	78.6	78.9	80.5	82.4	$19,542	100.0	107
Subtotal/Weighted Average				7	862,800	100.0%	78.3%	78.6%	78.9%	80.5%	82.4%	$19,542	100.0%	107

Total / Weighted Average Suburban Properties				7	862,800	100.0%	78.3%	78.6%	78.9%	80.5%	82.4%	$19,542	100.0%	107

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	30	Second Quarter 2022

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Jun-22	Mar-22	Dec-21	Sep-21	Jun-21	($'s)	(SLG%)

Development / Redevelopment
19 East 65th Street	100.0	Plaza District	Fee Interest	1	14,639	0.7	5.5	5.5	5.5	5.5	5.5	$32	0.1	$10,839	1
185 Broadway	100.0	Lower Manhattan	Fee Interest		50,206	2.5	14.1	14.1	—	—	—	570	1.2	47,217	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	27.7	25.8	25.8	25.2	25.2	25.2	20,015	43.7	317,275	20
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	38.3	23.2	21.8	34.0	33.9	34.0	12,953	28.2	336,562	22
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	625,300	30.8	24.3	25.0	23.6	23.6	84.6	12,291	26.8	416,414	12
Total / Weighted Average Development / Redevelopment Properties				4	2,033,145	100.0%	23.9%	23.6%	27.3%	27.3%	46.1%	$45,861	100.0%	$1,128,307	56

Construction in Progress
							Future Equity
					Equity Contributed		Contributions			Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage								Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company		Partners	Drawn	Available	Budget (2)

15 Beekman (3)	221,884	20.0	(3)	100.0	$9,850	$39,400	$9,052		$36,208	$61,531	$63,469	$219,510
One Madison	1,396,426	25.5	Q4 2023	27.5	285,692	183,794	—	(4)	567,763	283,885	966,115	2,287,249
760 Madison	58,574	100.0	Q3 2023 (5)	(6)	333,372	—	106,756		—	—	—	440,128

Total Construction In Progress					$628,914	$223,194	$115,808		$603,971	$345,416	$1,029,584	$2,946,887

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The space is 100% leased to Pace University for 30 years. Delivery of the academic space and dormitory space is estimated for Q4 2022 and Q3 2023, respectively.
(4) Company Equity Contributed is shown net of future equity contributions to be funded by the partners at TCO.
(5) Reflects TCO of retail space.
(6) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	31	Second Quarter 2022

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Jun-22	Mar-22	Dec-21	Sep-21	Jun-21	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	0.6	100.0	100.0	100.0	100.0	N/A	$4,000	1.5	2.7	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				2	17,888	1.3%	43.9%	43.9%	43.9%	43.9%	—%	$4,000	1.5%	2.7%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.2	100.0	100.0	100.0	100.0	100.0	$3,270	1.3	0.7	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,255	0.9	0.5	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	100.0	100.0	100.0	—	2,100	0.8	0.5	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.4	100.0	100.0	100.0	100.0	100.0	3,887	1.5	1.4	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,613	0.6	0.6	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	5.0	100.0	100.0	100.0	100.0	100.0	37,950	14.4	13.0	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.6	90.4	90.4	90.4	100.0	100.0	49,825	19.1	3.7	5
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	4.1	88.3	88.3	88.3	88.3	88.3	29,805	11.4	10.1	3

Subtotal / Weighted Average				9	301,996	21.6%	94.0%	94.0%	94.0%	97.8%	93.5%	$130,705	50.0%	30.5%	15

Total / Weighted Average Prime Retail				11	319,884	22.9%	91.2%	91.2%	91.2%	94.8%	90.5%	$134,705	51.5%	33.2%	16

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.4	92.8	92.8	92.8	92.8	100.0	$3,471	1.3	2.4	8
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.2	100.0	94.8	94.8	94.8	94.8	3,597	1.4	2.5	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.3	100.0	100.0	100.0	97.3	97.3	4,574	1.8	3.1	6
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.8	100.0	100.0	100.0	100.0	100.0	3,558	1.4	2.4	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	54,026	3.9	95.8	95.8	95.8	95.8	100.0	4,923	1.9	3.4	5
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	17,114	1.2	15.9	15.9	15.9	15.9	15.9	881	0.3	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	3.0	100.0	100.0	100.0	100.0	100.0	6,002	2.3	4.1	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.3	100.0	100.0	100.0	100.0	100.0	2,366	0.9	1.6	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.6	84.7	84.7	79.0	79.0	79.0	13,742	5.2	9.4	16
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.8	100.0	100.0	100.0	100.0	100.0	3,210	1.2	2.2	3
750 Third Avenue (1)	100.0	Grand Central North	Fee Interest	1	24,827	1.8	47.5	47.5	53.2	53.2	53.2	1,634	0.6	1.1	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.3	98.6	98.6	98.6	98.6	98.6	4,372	1.7	3.0	3
885 Third Avenue (1)	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.9	64.2	64.2	97.4	97.4	97.4	435	0.2	0.3	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.7	100.0	100.0	100.0	100.0	100.0	6,900	2.6	4.7	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.3	100.0	100.0	100.0	100.0	100.0	2,399	0.9	1.6	6

Subtotal / Weighted Average				15	523,201	37.5%	90.3%	90.1%	90.3%	90.1%	91.4%	$62,064	23.7%	42.4%	77
(1) Redevelopment properties.

Supplemental Information	32	Second Quarter 2022

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of			% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet		Sq. Feet	Jun-22	Mar-22	Dec-21	Sep-21	Jun-21	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	34,885		2.5	86.6	86.3	86.3	86.3	86.3	$5,032	1.9	2.4	5
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.8	23.3	83.2	83.2	83.2	83.2	7,292	2.8	2.5	2
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	38,657		2.8	100.0	100.0	100.0	100.0	100.0	3,876	1.5	1.5	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.8	97.7	97.7	97.7	97.7	98.9	3,450	1.3	1.4	5
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.9	93.1	93.1	100.0	100.0	100.0	3,295	1.3	1.1	8
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	33,866		2.4	100.0	85.0	82.2	82.2	82.2	2,224	0.9	0.8	5
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		2.0	100.0	100.0	100.0	100.0	100.0	2,288	0.9	0.8	3
450 Park Avenue	25.1	Park Avenue	Fee Interest	1	6,317		0.5	100.0	N/A	N/A	N/A	N/A	1,256	0.5	0.2	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,931	0.7	0.8	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.2	81.4	98.9	98.9	98.9	98.9	3,295	1.3	1.1	3
1515 Broadway	56.9	Times Square	Fee Interest	1	185,956		13.2	97.7	98.5	100.0	100.0	100.0	29,626	11.2	11.6	7
Worldwide Plaza	25.0	Westside	Fee Interest	1	10,592	(1)	0.8	78.5	78.5	78.5	78.5	93.6	1,042	0.4	0.2	6

Subtotal / Weighted Average				12	552,426		39.6%	83.1%	93.6%	94.5%	94.5%	94.9%	$64,607	24.7%	24.4%	50

Total / Weighted Average Other Retail				27	1,075,627		77.1%	86.6%	91.9%	92.4%	92.4%	93.2%	$126,671	48.5%	66.8%	127

Retail Grand Total / Weighted Average				38	1,395,511		100.0%	87.7%	91.7%	92.1%	92.9%	92.6%	$261,376	100.0%		143
Retail Grand Total - SLG share of Annualized Rent													$146,373		100.0%

(1) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	33	Second Quarter 2022

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (1)	Annualized Contractual Rent PSF		Credit Rating (2)
Tenant Name	Property
ViacomCBS Inc.	1515 Broadway	56.9	Jun 2031	1,603,126	$104,115	$59,346	4.8%	$64.95
	555 West 57th Street	100.0	Dec 2023	338,527	17,637	17,636	1.4%	52.10
	1515 Broadway	56.9	Mar 2028	9,106	2,062	1,176	0.1%	226.48
	Worldwide Plaza	25.0	Jan 2027	32,598	2,483	619	—%	76.16
				1,983,357	$126,297	$78,777	6.3%	$63.68		BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$73,668	$44,201	3.5%	$62.18		A
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$49,933	$29,960	2.4%	$86.27		A

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$23,952	$17,009	1.4%	$124.00	(3)
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,468	2,462	0.2%	506.75
	125 Park Avenue	100.0	Oct 2023	6,234	2,010	2,010	0.2%	322.47
	125 Park Avenue	100.0	Oct 2030	26,536	1,745	1,745	0.1%	65.75
				232,772	$31,175	$23,226	1.9%	$133.93		AA-

Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,375	$22,989	1.8%	$166.28	(3)	A-
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Dec 2022	527,487	$44,256	$22,571	1.8%	$83.90
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,589	$20,589	1.6%	$94.33

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,140	$20,140	1.6%	$58.40
	420 Lexington Avenue	100.0	Sep 2021	7,537	443	443	—%	58.89
				352,410	$20,583	$20,583	1.6%	$58.41	(3)	Baa3

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,255	$20,255	1.6%	$39.72		Aa2

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$12,933	$12,933	1.0%	$74.30
	11 Madison Avenue	60.0	Sep 2030	104,618	10,313	6,188	0.5%	98.58
				278,687	$23,246	$19,121	1.5%	$83.41

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$37,950	$18,975	1.5%	$548.30		AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$34,948	$17,824	1.4%	$62.72
Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$69,065	$17,232	1.4%	$111.91

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	146,642	$23,308	$16,551	1.4%	$158.95
	420 Lexington Avenue	100.0	Jan 2026	10,043	603	603	—%	60.00
				156,685	$23,911	$17,154	1.4%	$152.61

Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Mar 2042	142,892	$18,100	$12,853	1.0%	$126.67	(3)
	125 Park Avenue	100.0	Oct 2041	52,450	3,409	3,409	0.3%	65.00
				195,342	$21,509	$16,262	1.3%	$110.11		AA-

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,314	$15,314	1.2%	$103.32
Unidentified Financial Firm	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$21,155	$15,021	1.2%	$216.64	(3)
Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$14,914	$14,914	1.2%	$89.21		BBB-

Greenberg Traurig LLP	One Vanderbilt Avenue	71.0	Nov 2037	99,888	$12,486	$8,866	0.7%	$125.00
	420 Lexington Avenue	100.0	Nov 2037	46,744	3,223	3,223	0.3%	68.95
				146,632	$15,709	$12,089	1.0%	$107.13

Nomura Holding America, Inc.	810 Seventh Avenue	100.0	Jan 2026	17,320	$1,232	$1,232	0.1%	$71.13
	Worldwide Plaza	25.0	Sep 2033	705,089	41,674	10,398	0.8%	59.10
				722,409	$42,906	$11,630	0.9%	$59.39		A-

Total				8,938,913	$739,758	$458,687	36.5%	$82.76
(1) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(2) Corporate or bond rating from S&P, Fitch or Moody's.
(3) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	34	Second Quarter 2022

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	35	Second Quarter 2022

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 3/31/22			1,884,947

Add: Acquired Vacancies	450 Park Avenue		86,603

Space which became available during the Quarter (3):
Office
	10 East 53rd Street	1	2,801	3,055	$85.50
	11 Madison Avenue	1	81,079	81,079	72.94
	110 Greene Street	6	17,162	17,324	89.51
	220 East 42nd Street	1	12,400	14,318	47.86
	280 Park Avenue	1	7,926	8,941	138.15
	420 Lexington Avenue	7	19,358	22,774	66.74
	800 Third Avenue	1	6,352	6,754	75.81
	810 Seventh Avenue	3	42,042	43,862	63.36
	1350 Avenue of the Americas	1	2,016	2,014	81.41
	2 Herald Square	1	30,222	29,600	54.80
	Worldwide Plaza	1	3,411	3,425	68.81
	Total/Weighted Average	24	224,769	233,146	$70.68

Retail
	110 Greene Street	2	6,093	5,913	$281.62
	919 Third Avenue	2	11,430	10,940	90.27
	1515 Broadway	1	2,279	1,587	1,453.87
	2 Herald Square	2	54,063	52,949	258.37
	Total/Weighted Average	7	73,865	71,389	$261.11

Storage
	110 Greene Street	2	4,322	4,322	$97.09
	220 East 42nd Street	1	818	818	31.01
	2 Herald Square	4	4,360	3,709	40.50
	Total/Weighted Average	7	9,500	8,849	$67.26

	Total Space which became available during the quarter
	Office	24	224,769	233,146	$70.68
	Retail	7	73,865	71,389	$261.11
	Storage	7	9,500	8,849	$67.26
		38	308,134	313,384	$113.96

	Total Available Space		2,279,684

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	36	Second Quarter 2022

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,279,684

Office
	One Vanderbilt Avenue	1	11.3	9,786	9,871	$300.00	$—	$200.00	15.0
	10 East 53rd Street	2	10.1	9,676	10,783	92.76	105.18	137.57	5.0
	110 Greene Street	6	4.4	17,182	16,936	87.57	92.52	43.24	2.7
	220 East 42nd Street	2	5.4	11,438	12,857	60.00	—	115.48	4.3
	420 Lexington Avenue	6	5.5	17,778	20,003	59.91	60.35	33.27	4.3
	555 West 57th Street	1	5.4	2,409	2,071	59.00	66.77	—	5.0
	800 Third Avenue	1	4.3	2,129	3,140	71.00	—	95.00	4.0
	810 Seventh Avenue	3	3.8	29,811	32,137	64.07	59.20	11.14	0.6
	919 Third Avenue	1	21.5	92,026	98,431	70.00	65.31	175.27	18.0
	1185 Avenue of the Americas	1	5.8	25,952	27,231	72.00	—	102.13	8.0
	1350 Avenue of the Americas	3	6.3	16,596	17,497	80.16	82.94	80.09	6.9
	2 Herald Square	1	17.0	30,222	30,880	63.00	52.53	95.00	12.0
	Total/Weighted Average	28	12.5	265,005	281,837	$78.12	$66.79	$111.29	10.3

Retail
	One Vanderbilt Avenue	1	10.6	106	106	$65.00	$—	$—	4.0
	110 Greene Street	1	15.7	11,515	11,777	271.72	177.15	84.91	8.0
	220 East 42nd Street	1	15.6	5,300	4,722	83.65	161.38	31.77	7.0
	919 Third Avenue	1	20.0	5,500	5,500	136.36	125.00	109.09	6.0
	Worldwide Plaza	1	10.8	4,359	4,000	105.00	—	90.15	10.0
	Total/Weighted Average	5	15.8	26,780	26,105	$182.80	$160.73	$80.85	7.7

Storage
	220 East 42nd Street	3	3.7	1,674	1,623	$28.03	$31.01	$—	—
	Total/Weighted Average	3	3.7	1,674	1,623	$28.03	$31.01	$—	—

Leased Space
	Office (4)	28	12.5	265,005	281,837	$78.12	$66.79	$111.29	10.3
	Retail	5	15.8	26,780	26,105	$182.80	$160.73	$80.85	7.7
	Storage	3	3.7	1,674	1,623	$28.03	$31.01	$—	—
	Total	36	12.7	293,459	309,565	$86.69	$75.56	$108.14	10.1

Total Available Space as of 06/30/2022				1,986,225

Early Renewals
Office
	420 Lexington Avenue	5	4.5	11,967	14,570	$69.68	$68.70	$12.49	0.4
	810 Seventh Avenue	1	5.4	31,000	34,640	90.00	90.10	55.00	5.0
	1350 Avenue of the Americas	1	5.5	2,585	2,585	78.38	78.38	16.46	—
	Total/Weighted Average	7	5.2	45,552	51,795	$83.70	$83.50	$41.12	3.5

Storage
	10 East 53rd Street	1	2.7	2,088	2,088	$28.14	$28.14	$—	—
		1	2.7	2,088	2,088	$28.14	$28.14	$—	—

Renewals
	Early Renewals Office	7	5.2	45,552	51,795	$83.70	$83.50	$41.12	3.5
	Early Renewals Retail	1	2.7	2,088	2,088	$28.14	$28.14	$—	—
	Total	8	5.1	47,640	53,883	81.55	$81.35	$39.53	3.3

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $69.95/rsf for 209,493 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $72.68/rsf for 261,288 rentable SF.

Supplemental Information	37	Second Quarter 2022

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
	Wholly-Owned and Consolidated JV Properties
2nd Quarter 2022 (4)	10	17,226	17,226	0.2%	$1,136,886	$1,136,886	$66.00	$60.26
3rd Quarter 2022	20	135,347	135,347	1.8	8,594,955	8,594,955	63.50	60.35
4th Quarter 2022	29	309,249	309,249	4.0	26,896,301	26,896,301	86.97	73.07

Total 2022	59	461,822	461,822	6.0%	$36,628,142	$36,628,142	$79.31	$68.86

2023	58	673,647	673,647	8.8%	$41,627,119	$41,627,119	$61.79	$62.92
2024	54	369,591	369,591	4.8	23,911,646	23,911,646	64.70	65.40
2025	51	473,957	473,957	6.2	41,747,755	41,747,755	88.08	71.20
2026	41	760,555	760,555	10.0	50,354,652	50,354,652	66.21	65.33
2027	50	632,752	632,752	8.3	49,315,820	49,315,820	77.94	68.60
2028	24	593,509	593,509	7.8	43,645,240	43,645,240	73.54	71.07
2029	20	387,715	387,715	5.1	26,123,887	26,123,887	67.38	63.61
2030	19	784,616	784,616	10.3	53,497,402	53,497,402	68.18	66.83
2031	15	330,447	330,447	4.3	21,076,593	21,076,593	63.78	66.70
Thereafter	49	2,170,044	2,170,044	28.4	123,720,634	123,720,634	57.01	59.17
Grand Total	440	7,638,655	7,638,655	100.0%	$511,648,890	$511,648,890	$66.98	$64.79

	Unconsolidated JV Properties
2nd Quarter 2022 (4)	3	14,960	8,979	0.1%	$2,541,061	$1,645,244	$169.86	$165.14
3rd Quarter 2022	4	19,982	10,091	0.2	2,028,392	1,015,876	101.51	73.99
4th Quarter 2022	7	403,475	207,264	3.0	32,998,130	17,005,705	81.78	70.63

Total 2022	14	438,417	226,334	3.3%	$37,567,583	$19,666,825	$85.69	$74.01

2023	25	421,017	214,247	3.2%	$35,247,547	$17,770,971	$83.72	$73.13
2024	31	1,014,944	333,187	7.7	110,251,607	36,185,839	108.63	79.58
2025	26	423,106	217,626	3.2	41,128,758	21,240,147	97.21	85.79
2026	31	576,470	249,724	4.4	61,868,813	27,315,447	107.32	91.95
2027	26	285,487	112,428	2.2	37,403,942	15,767,150	131.02	110.28
2028	25	277,364	156,235	2.1	29,391,949	16,658,447	105.97	102.38
2029	16	880,299	432,423	6.7	63,964,354	30,769,595	72.66	75.38
2030	17	442,564	247,383	3.4	44,080,531	24,792,221	99.60	89.62
2031	22	2,793,067	1,531,064	21.2	206,800,905	112,165,425	74.04	76.20
Thereafter	63	5,639,853	3,078,700	42.6	492,155,871	288,308,570	87.26	97.22
Grand Total	296	13,192,588	6,799,351	100.0%	$1,159,861,860	$610,640,637	$87.92	$87.95

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to June 30, 2022.

Supplemental Information	38	Second Quarter 2022

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

	High Street Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases		Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2022 (4)	—	—	—	—%	$—	$—	$—	$—	$—

2023	—	—	—	—	—	—	—	—	—
2024	1	7,848	7,848	100.0	4,000,000	4,000,000		509.68	399.48
2025	—	—	—	—	—	—		—	—
2026	—	—	—	—	—	—		—	—
2027	—	—	—	—	—	—		—	—
2028	—	—	—	—	—	—		—	—
2029	—	—	—	—	—	—		—	—
2030	—	—	—	—	—	—		—	—
2031	—	—	—	—	—	—		—	—
Thereafter	—	—	—	—	—	—		—	—
	1	7,848	7,848	100.0%	$4,000,000	$4,000,000		$509.68	$399.48
Vacancy (5)		10,040							$268.92
Grand Total		17,888							$326.20

	Other Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases		Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2022 (4)	8	50,483	50,483	10.5%	$10,166,580	$10,166,580		$201.39	$168.70

2023	8	29,910	29,910	6.2	7,203,588	7,203,588		240.84	210.50
2024	2	4,660	4,660	1.0	1,146,302	1,146,302		245.99	119.00
2025	4	29,597	29,597	6.2	4,414,593	4,414,593		149.16	100.72
2026	7	12,268	12,268	2.6	1,234,977	1,234,977		100.67	89.81
2027	7	31,661	31,661	6.6	4,462,694	4,462,694		140.95	103.92
2028	4	8,173	8,173	1.7	1,730,906	1,730,906		211.78	156.78
2029	4	27,702	27,702	5.8	2,546,456	2,546,456		91.92	86.47
2030	7	51,514	51,514	10.7	7,917,099	7,917,099		153.69	127.73
2031	4	17,343	17,343	3.6	1,951,088	1,951,088		112.50	87.24
Thereafter	22	217,236	217,236	45.1	19,290,003	19,290,003		88.80	72.88
	77	480,547	480,547	100.0%	$62,064,286	$62,064,286		$129.15	$104.76
Vacancy (5)		50,126							$113.48
Grand Total		530,673							$105.58

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to June 30, 2022.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	39	Second Quarter 2022

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

	High Street Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2022 (4)	2	5,298	941	1.9%	$326,976	$58,006	$61.72	$78.45

2023	4	57,519	9,339	21.1	26,553,345	3,735,522	461.64	290.46
2024	1	7,793	3,897	2.9	5,752,488	2,876,244	738.16	1,026.56
2025	—	—	—	—	—	—	—	—
2026	4	74,424	12,346	27.3	32,584,062	5,739,812	437.82	282.98
2027	1	3,655	399	1.3	736,020	80,373	201.37	102.98
2028	—	—	—	—	—	—	—	—
2029	1	31,174	15,587	11.4	22,052,609	11,026,304	707.40	375.97
2030	1	2,625	1,313	1.0	650,004	325,002	247.62	247.62
2031	—	—	—	—	—	—	—	—
Thereafter	3	90,246	43,325	33.1	42,049,871	20,736,607	465.95	440.71
	17	272,734	87,147	100.0%	$130,705,375	$44,577,870	$479.24	$361.90
Vacancy (5)		11,432						$82.39
Grand Total		284,166						$350.66

	Other Retail
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
2022 (4)	2	8,822	5,157	1.9%	$1,826,914	$1,033,794	$207.09	$100.00

2023	4	21,706	10,861	4.8	2,002,809	1,043,681	92.27	67.86
2024	6	8,261	3,439	1.8	755,763	338,318	91.49	82.98
2025	—	—	—	—	—	—	—	—
2026	2	17,760	9,479	3.9	9,792,851	5,489,718	551.40	385.73
2027	5	23,256	11,863	5.1	11,324,160	6,256,616	486.93	401.93
2028	5	33,439	17,629	7.3	4,633,547	2,495,995	138.57	134.68
2029	7	63,172	32,186	13.8	6,134,057	2,947,022	97.10	89.45
2030	3	12,466	7,121	2.7	6,514,683	3,714,899	522.60	296.16
2031	4	35,169	17,636	7.7	8,368,258	4,287,360	237.94	229.45
Thereafter	12	232,298	135,433	51.0	13,253,733	8,123,114	57.05	61.83
	50	456,349	250,804	100.0%	$64,606,775	$35,730,517	$141.57	$121.65
Vacancy (5)		92,133						$224.78
Grand Total		548,482						$138.98

	(1) Tenants may have multiple leases.
	(2) Represents in place annualized contractual cash rent allocated by year of expiration.
	(3) Management's estimate of average asking rents for currently occupied space as of June 30, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
	(4) Includes month to month holdover tenants that expired prior to June 30, 2022.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	40	Second Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2022
2001 - 2021 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	92.3
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	87.5
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	23.2
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	80.7
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	25.8
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	—
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	80.7
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	82.7
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	89.2
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.1
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	95.7
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	95.5
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	92.2
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	79.0
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.4
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.6
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	80.0
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	79.0
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	24.3
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
					39,959,123	$23,853,062

2022 Acquisitions
Jun-22	450 Park Avenue	Park Avenue	25.1%	Fee Interest	337,000	$445,000	74.3	74.3
					337,000	$445,000

Supplemental Information	41	Second Quarter 2022

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2021 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
					27,912,365	$19,318,825	$692

Supplemental Information	42	Second Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition
2007 - 2021 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership		Valuation ($'s)	Price ($'s/SF)
2008 - 2021 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100	161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,451	301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750	130
					7,433,341	$1,786,133	$240

Supplemental Information	43	Second Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	6/30/2022
2005 - 2021 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	2.5
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	—
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	—
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	100.0	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
						13,745,953	$7,562,055

Supplemental Information	44	Second Quarter 2022

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2021 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,583	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
						11,315,966	$9,207,172	$814
2022 Dispositions
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100%	Fee Interest	159,720	$95,000	$595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
						388,217	$359,150	$925

Supplemental Information	45	Second Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	46	Second Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021

Net (loss) income attributable to SL Green common stockholders	$(43,876)	$105,332	$(36,125)	$97,868
Add:
Depreciation and amortization	46,914	57,261	93,897	120,257
Joint venture depreciation and noncontrolling interest adjustments	61,030	59,485	121,462	115,187
Net income attributable to noncontrolling interests	591	6,242	940	4,267
Less:
(Loss) gain on sale of real estate, net	(64,378)	98,960	(65,380)	97,572
Equity in net (loss) gain on sale of interest in unconsolidated joint venture/real estate	(131)	8,471	(131)	(4,158)
Purchase price and other fair value adjustments	—	—	—	2,664
Depreciable real estate reserves	—	2,545	—	(5,696)
Depreciation on non-rental real estate assets	415	672	1,136	1,199
FFO attributable to SL Green common stockholders and noncontrolling interests	$128,753	$117,672	$244,549	$245,998

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021

Net (loss) income	$(37,949)	$13,485	$(48,181)	$415,534	$117,134
Interest expense, net of interest income	14,960	15,070	13,736	14,807	18,960
Amortization of deferred financing costs	1,917	1,948	1,919	2,345	3,386
Income taxes	1,346	947	1,285	(6)	795
Depreciation and amortization	46,914	46,983	47,335	49,277	57,261
Loss (gain) on sale of real estate	64,378	1,002	(2,079)	(187,766)	(98,960)
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	131	—	27,319	1,280	(8,471)
Purchase price and other fair value adjustments	6,168	63	(543)	(208,810)	1,947
Depreciable real estate reserves	—	—	18,098	—	(2,545)
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	113,086	109,663	121,553	108,288	99,625
EBITDAre	$210,951	$189,161	$180,442	$194,949	$189,132

Supplemental Information	47	Second Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021

Net (loss) income	$(37,949)	$117,134	$(24,464)	$113,279
Equity in net loss (gain) on sale of interest in unconsolidated joint venture/real estate	131	(8,471)	131	4,158
Purchase price and other fair value adjustments	6,168	1,947	6,231	(717)
Loss (gain) on sale of real estate, net	64,378	(98,960)	65,380	(97,572)
Depreciable real estate reserves	—	(2,545)	—	5,696
Depreciation and amortization	46,914	57,261	93,897	120,257
Interest expense, net of interest income	14,960	18,960	30,030	42,348
Amortization of deferred financing costs	1,917	3,386	3,865	7,160
Operating income	96,519	88,712	175,070	194,609

Equity in net loss from unconsolidated joint ventures	4,550	12,970	9,265	15,834
Marketing, general and administrative expense	23,522	22,064	48,298	44,949
Transaction related costs, net	1	3	29	25
Investment income	(20,407)	(20,107)	(40,295)	(39,380)
Non-building revenue	(20,428)	(8,027)	(21,877)	(12,488)
Net operating income (NOI)	83,757	95,615	170,490	203,549

Equity in net loss from unconsolidated joint ventures	(4,550)	(12,970)	(9,265)	(15,834)
SLG share of unconsolidated JV depreciation and amortization	59,325	58,537	117,455	113,812
SLG share of unconsolidated JV interest expense, net of interest income	47,336	34,274	92,573	67,701
SLG share of unconsolidated JV amortization of deferred financing costs	2,894	3,545	5,784	6,430
SLG share of unconsolidated JV loss on early extinguishment of debt	318	941	318	941
SLG share of unconsolidated JV investment income	(307)	(314)	(610)	(610)
SLG share of unconsolidated JV non-building revenue	(2,418)	(599)	(2,858)	(2,186)
NOI including SLG share of unconsolidated JVs	186,355	179,029	373,887	373,803

NOI from other properties/affiliates	(33,387)	(29,700)	(65,629)	(77,093)
Same-Store NOI	152,968	149,329	308,258	296,710

Operating lease straight-line adjustment	204	204	408	408
SLG share of unconsolidated JV operating lease straight-line adjustment	192	232	385	465
Straight-line and free rent	(1,099)	(4,533)	(3,042)	(5,149)
Amortization of acquired above and below-market leases, net	13	(100)	(48)	(195)
SLG share of unconsolidated JV straight-line and free rent	2,718	(2,397)	4,999	(10,052)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,457)	(4,816)	(9,053)	(9,103)
Same-store cash NOI	$150,539	$137,919	$301,907	$273,084

Lease termination income	(495)	(1,095)	(663)	(1,100)
SLG share of unconsolidated JV lease termination income	(4,328)	(247)	(8,380)	(254)
Same-store cash NOI excluding lease termination income	$145,716	$136,577	$292,864	$271,730

Supplemental Information	48	Second Quarter 2022

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	James C. Feldman	(646) 855-5808	james.feldman@bofa.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Credit Suisse	Tayo Okusanya	(212) 325-1402	tayo.okusanya@credit-suisse.com
Deutsche Bank	Derek Johnston	(212) 250-5683	derek.johnston@db.com
Goldman Sachs & Co.	Caitlin Burrows	(212) 902-4736	caitlin.burrows@gs.com
Green Street	Daniel Ismail	(949) 640-8780	dismail@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Jonathan Petersen	(212) 284-1705	jpeterson@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	49	Second Quarter 2022

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman and Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	Maggie Hui
Chief Accounting Officer
Matthew J. DiLiberto
Chief Financial Officer	Harrison Sitomer
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail and Opportunistic
Investment
Edward V. Piccinich
Chief Operating Officer

Supplemental Information	50	Second Quarter 2022